UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported)    June 28, 2005

                           THE BOMBAY COMPANY, INC.
            (Exact Name of Registrant as Specified in Its Charter)




                                Delaware
               (State or Other Jurisdiction of Incorporation)

     1-7832                                       75-1475223
 (Commission File Number)            (I.R.S. Employer Identification No.)

 550 Bailey Avenue, Fort Worth, Texas                           76107
 (Address of Principal Executive Offices)                     (Zip Code)

                             (817) 347-8200
            Registrant's Telephone Number, Including Area Code


         (Former Name or Former Address, if Changed Since Last Report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))




Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.


(d) The Company announced that on June 28, 2005 it had appointed Mr. Bruce A. Quinnell to serve a term as a member of its Board of Directors. The addition of Mr. Quinnell increased the size of Bombay's Board of Directors to nine members including eight independent directors.


Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

   (c)Exhibits

Exhibit No.                                   Description

    99                                        Press release dated June 28, 2005.





                                   SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE BOMBAY COMPANY, INC.
                                        (Registrant)



Date:  June 30, 2005                    /S/ ELAINE D. CROWLEY
                                        Elaine D. Crowley
                                        Senior Vice President, Chief Financial
                                        Officer and Treasurer